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                                                                   EXHIBIT 4 (c)

NUMBER                                                                    SHARES
_________                                                          _____________

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                                    CLASS C

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      ___________________

                                                        CUSIP 92113U609
                                                      ___________________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Global Government Securities Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                        Dated

                                  [VAN KAMPEN
                       GLOBAL GOVERNMENT SECURITIES FUND
                                 DELAWARE SEAL]

RONALD A. NYBERG                                             DENNIS J. MCDONNELL
   SECRETARY                                                       PRESIDENT

                                                                       KC 002717

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              COUNTERSIGNED BY VAN KAMPEN INVESTOR SERVICES, INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                              TRANSFER AGENT

             By
               -----------------------------------------------------------------
                                                            AUTHORIZED OFFICER


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             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

NUMBER                             CLASS C                       SHARES
KC

ACCOUNT NO.          ALPHA CODE          DEALER NO.             CONFIRM NO.

TRADE DATE                               CONFIRM DATE           BATCH I.D. NO.

                                         CHANGE NOTICE: IF THE ABOVE INFORMATION
                                         IS INCORRECT OR MISSING, PLEASE PRINT
                                         THE CORRECT INFORMATION BELOW, AND
                                         RETURN TO:

                                             VAN KAMPEN INVESTOR SERVICES
                                             P.O. BOX 418256
                                             KANSAS CITY, MISSOURI 64141-9256

                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                        hereby sell, assign and transfer unto

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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------------------------------------------------------------------------- Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ---------------------------------------------

----------------------------------------------------------------------- Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

       Dated, ------------------------------------------ 19 -----

              ---------------------------------------------------
                                    Owner

              ---------------------------------------------------
                         Signature of Co-Owner, if any

IMPORTANT     [  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              [  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants      UNIF GIT MIN. ACT --------- Custodian -----------
              in common                          (Cust)               (Minor)
                                                    under Uniform Gifts to
TEN ENT   -   as tenants by                               Minors Act
              the entireties                    -------------------------------
                                                            (State)
JT TEN    -   as joint tenants
              with right of sur-
              vivorship and not
              as tenants in common

     Additional abbreviations may also be used though not in the above list
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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY